Intangible assets	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Intangible assets
14. Intangible assets

Goodwill

The movements in 2019 and 2018 were as follows:

£m 1
Cost
1 January 2018	13,597. 0
Additions 2	154.4
Revision of earnout estimates	(67.6)
Exchange adjustments	368. 1
31 December 2018	14,051.9
Additions 2	8.5
Revision of earnout estimates	(14.1)
Disposals	(18.6)
Transfer to disposal group classified as held for sale	(2,7 2 9. 1)
Exchange adjustments	(41 0.0)
31 December 2019	10,888.6

Accumulated impairment losses and write-downs
1 January 2018	722.4
Impairment losses for the year	176.5
Exchange adjustments	20.4
31 December 2018	919.3
Impairment on classification as held for sale 3	70.9
Impairment losses for the year	47.7
Transfer to disposal group classified as held for sale	(230.6)
Exchange adjustments	(29.3)
31 December 2019	778.0

Net book value
31 December 2019	10,110.6
31 December 2018	13,132.6
1 January 201 8	12,874.6

Notes
1	Figures have been restated, as described in the accounting policies.
2
Additions represent goodwill arising on the acquisition of subsidiary undertakings including the effect of any revisions to fair value adjustments that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations. The effect of such revisions was not material in either year presented.

3	Goodwill impairment of £70.9 million arose from the assessment of fair value less costs to sell of the Kantar group on classification as held for sale under IFRS 5.

Other intangible assets

The movements in 2019 and 2018 were as follows:

	Brands with an indefinite useful life £m	Acquired intangibles £m	Other £m	Total £m
Cost
1 January 2018	1,081.3	2,547.8	411.5	4,040.6
Additions	–	–	60.4	60.4
Disposals	–	(0.9)	(37.3)	(38.2)
New acquisitions	–	40.3	–	40.3
Other movements 1	–	2.9	(7.4)	(4.5)
Exchange adjustments	51.5	19.9	10.1	81.5
31 December 2018	1,132.8	2,610.0	437.3	4,180.1
Additions	–	–	43.2	43.2
Disposals	–	(3.4)	(41.0)	(44.4)
New acquisitions	–	3.5	–	3.5
Other movements		–	(1.4)	(1.4)
Exchange adjustments	(41.4)	(28.2)	(9.9)	(79.5)
Transfer to disposal group classified as held for sale	–	(979.0)	(115.9)	(1,094.9)
31 December 2019	1,091.4	1,602.9	312.3	3,006.6

Amortisation and impairment
1 January 2018	–	1,718.7	303.5	2,022.2
Charge for the year	–	275.8	38.7	314.5
Disposals	–	(0.7)	(27.3)	(28.0)
Other movements	–	–	(1.9)	(1.9)
Exchange adjustments	–	21.4	9.9	31.3
31 December 2018	–	2,015.2	322.9	2,338.1
Charge for the year	13.2	116.8	29.6	159.6
Disposals	–	(1.6)	(37.7)	(39.3)
Other movements	–	–	2.6	2.6
Exchange adjustments	–	(15.2)	(9.1)	(24.3)
Transfer to disposal group classified as held for sale	–	(835.9)	(63.0)	(898.9)
31 December 2019	13.2	1,279.3	245.3	1,537.8

Net book value
31 December 2019	1,078.2	323.6	67.0	1,468.8
31 December 2018	1,132.8	594.8	114.4	1,842.0
1 January 2018	1,081.3	829.1	108.0	2,018.4

Note
1
Other movements in acquired intangibles include revisions to fair value adjustments arising on the acquisition of subsidiary undertakings that had been determined provisionally at the immediately preceding balance sheet date, as permitted by IFRS 3 Business Combinations.

Cash-generating units with significant goodwill and brands with an indefinite useful life as at 31 December are:

	Goodwill		Brands with an indefinite useful life
	2019 £m 1	2018 £m 1	2019 £m	2018 £m
GroupM	2,921.7	2,928.6	–	–
Kantar	–	2,513.0	–	–
Wunderman Thompson	2,121.9	2,101.8	409.7	424.8
VMLY&R	901.0	930.4	199.1	206.6
Ogilvy	758.6	614.4	211.1	219.1
Burson Cohn & Wolfe	739.3	711.9	130.2	135.4
Other	2,668.1	3,332.5	128.1	146.9
Total goodwill	10,110.6	13,132.6	1,078.2	1,132.8

Note
1	Figures have been restated, as described in the accounting policies.

Other goodwill represents goodwill on a large number of cash-generating units, none of which is individually significant in comparison to the total carrying value of goodwill.

Separately identifiable brands with an indefinite life are carried at historical cost in accordance with the Group’s accounting policy for intangible assets. The carrying values of the other brands with an indefinite useful life are not individually significant in comparison with the total carrying value of brands with an indefinite useful life.

Acquired intangible assets at net book value at 31 December 2019 include brand names of £218.6 million (2018: £361.2 million), customer-related intangibles of £100.6 million (2018: £220.6 million), and other assets (including proprietary tools) of £4.4 million (2018: £13.0 million).

The total amortisation and impairment of acquired intangible assets of £121.5 million (2018: £201.8 million) includes an impairment charge of £26.5 million (2018: £89.1 million) comprising £21.4 million in regard to certain brand names that are no longer in use, including £13.2 million for brands with an indefinite life and £5.1 million in regard to customer relationships where the underlying clients have been lost. £13.2 million of the impairment charge relates to the Public Relations segment, £13.0 million of the impairment charge relates to the Global Integrated Agencies segment, and £0.3 million relates to the Specialist Agencies segment. In addition, the total amortisation and impairment of acquired intangible assets includes £5.6 million (2018: £3.7 million) in relation to associates.

In accordance with the Group’s accounting policy, the carrying values of goodwill and intangible assets with indefinite useful lives are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the asset might be impaired.

The impairment review is undertaken annually on 30 September. The goodwill impairment charge of £47.7 million (2018: £176.5 million) relates to a number of under-performing businesses in the Group. In certain markets, the impact of local economic conditions and trading circumstances on these businesses was sufficiently severe to indicate impairment to the carrying value of goodwill. In 2018, the goodwill impairment charge primarily relates to a charge of £142.8 million on VMLY&R with the remaining £33.7 million relating to a number of under-performing businesses in the Group.

Under IFRS, an impairment charge is required for both goodwill and other indefinite-lived assets when the carrying amount exceeds the ‘recoverable amount’, defined as the higher of fair value less costs to sell and value in use. The review assessed whether the carrying value of goodwill and intangible assets with indefinite useful lives was supported by the value in use determined as the net present value of future cash flows.

Due to a significant number of cash-generating units, the impairment test was performed in two steps. In the first step, the recoverable amount was calculated for each cash generating unit using a conservative pre-tax discount rate of 8.5% (2018: 9.0%), and assumed a long term growth rate of 3.0% (2018: 3.0%). The pre-tax discount rate of 8.5% was above the range of rates calculated for each of the global networks and for smaller cash-generating units that operate primarily in a particular region where we calculated a discount rate to be higher than 8.5%, that higher discount rate was used in the impairment test. Management have made the judgement that the long-term growth rate does not exceed the long-term average growth rate for the industry.

The recoverable amount was then compared to the carrying amount. Cash-generating units where the recoverable amount exceeded the carrying amount by a considerable margin were not considered to be impaired. Those cash-generating units where the recoverable amount did not exceed the carrying amount or where the recoverable amount exceeded the carrying amount by less than 25% were then further reviewed in the second step.

In the second step, the cash-generating units were retested for impairment using more specific assumptions. This included using a cash-generating unit specific pre-tax discount rate and management forecasts for a projection period of up to five years, followed by an assumed long-term growth rate of 3.0% (2018: 3.0%). If the recoverable amount using the more specific assumptions did not exceed the carrying value of a cash-generating unit, an impairment charge was recorded.

Pre-tax discount rates were calculated for the geographic regions in which the cash-generating units operate based on market assessments of the weighted average cost of capital. These assessments considered the time-value of money and risks specific to the asset for which the future cash flow estimates had not been adjusted, giving a range of pre-tax discount rates from 4.1% to 13.6% (2018: 6.2% to 16.3%).

Discount rates for each of the cash-generating units that operate globally were based on a weighting of the regional rates by its geographic distribution of cash flows, ranging from 6.3% to 7.4% (2018: 8.0% to 8.7%). The cash-generating units were initially tested for impairment in the first step using a conservative discount rate of 8.5% (2018: 9.0%).

Our approach in determining the recoverable amount utilises a discounted cash flow methodology, which necessarily involves making numerous estimates and assumptions regarding revenue growth, operating margins, appropriate discount rates and working capital requirements. The key assumptions used for estimating cash flow projections in the Group’s impairment testing are those relating to revenue growth and operating margin. The key assumptions take account of the businesses’ expectations for the projection period. These expectations consider the macroeconomic environment, industry and market conditions, the unit’s historical performance and any other circumstances particular to the unit, such as business strategy and client mix.

These estimates will likely differ from future actual results of operations and cash flows, and it is possible that these differences could be material. In addition, judgements are applied in determining the level of cash-generating unit identified for impairment testing and the criteria used to determine which assets should be aggregated. A difference in testing levels could affect whether an impairment is recorded and the extent of impairment loss.

Changes in our business activities or structure may also result in additional changes to the level of testing in future periods. Further, future events could cause the Group to conclude that impairment indicators exist and that the asset values associated with a given operation have become impaired. The recoverable amount of goodwill represents valuations as at 31 December 2019 and does not consider the impact of the emergence and spread of the Covid-19 virus. Given the adverse impact of the Covid-19 pandemic on the global economy and the likely revenue declines that are expected as a result, there is an increased likelihood of impairments to goodwill and other indefinite lived intangible assets in future reporting periods. At the current time, given the level of uncertainty, such impact has not been quantified and any resulting impairment loss could have a material impact on the Group’s financial condition and results of operations.

Historically our impairment losses have resulted from a specific event, condition or circumstance in one of our companies, such as the loss of a significant client. As a result, changes in the assumptions used in our impairment model have not had a significant effect on the impairment charges recognised and a reasonably possible change in assumptions would not lead to a significant impairment. The carrying value of goodwill and other intangible assets will continue to be reviewed at least annually for impairment and adjusted down to the recoverable amount if required.